UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2014

PANGAEA LOGISTICS SOLUTIONS, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Long Wharf, Newport, Rhode Island 02840

(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 17, 2014, Registrant issued a press release announcing financial results for the quarter ended September 30, 2014. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Pangaea Logistics Solutions, Ltd. dated November 17, 2014 announcing financial results for the quarter ended September 30, 2014.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2014

PANGAEA LOGISTICS SOLUTIONS, LTD.

By: /s/ Anthony Laura

Name: Anthony Laura
Title: Chief Financial Officer

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